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                                                             Exhibit 10 (vii)


                               FIRST AMENDMENT
                                     TO
                              CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                         ---------
as of July 21, 2005, among GRAYBAR ELECTRIC COMPANY, INC., a New York corporation (the "Borrower"), certain Material Domestic Subsidiaries of the
                  --------
Borrower as may from time to time become parties to this Amendment (the "Guarantors"), the Lenders identified on the signature pages hereto as the
 ----------
existing Lenders (the "Existing Lenders"), the Lenders identified on the
                       ----------------
signature pages hereto as the new Lenders (the "New Lenders", and together
                                                -----------
with the Existing Lenders, the "Lenders"), WACHOVIA BANK, NATIONAL
                                -------
ASSOCIATION, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and BANK OF AMERICA, N.A. and JPMORGAN
               --------------------
CHASE BANK, N.A. (SUCCESSOR BY MERGER TO BANK ONE, NA (MAIN OFFICE CHICAGO)), as syndication agents for the Lenders hereunder (in such capacity, the "Syndication Agents").
               ------------------

                                  RECITALS,
                                  ---------

         WHEREAS, the Borrower, the Guarantors, the Existing Lenders and the Administrative Agent, are party to that certain 364-Day Credit Agreement dated as of July 22, 2004 (the "Existing Credit Agreement"). Unless
                                -------------------------
otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

         WHEREAS, the Borrower has requested to extend the Revolving Commitment Termination Date for an additional 364-day period, and certain Existing Lenders have agreed to extend their respective Revolving
Commitments and amend the Existing Credit Agreement in accordance with such request and as provided herein.

         WHEREAS, the Borrower, the Existing Lenders and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby).

         WHEREAS, the Borrower and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


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                                  AGREEMENT
                                  ---------

I. AMENDMENTS TO EXISTING CREDIT AGREEMENT.

         Subject to the satisfaction of the conditions precedent set forth in Article IV, Section 3 below, from and after the First Amendment Effective Date, the Existing Credit Agreement (together with the Schedules attached thereto) is hereby amended in the following respects:

            1. The Existing Credit Agreement is hereby amended by deleting each reference to "$85,000,000" therein and replacing it with a reference to "$100,000,000".

            2. The Existing Credit Agreement is hereby amended by deleting each reference to "EIGHTY-FIVE MILLION" therein and replacing it with a reference to "ONE HUNDRED MILLION".

            3. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

               "Excluded Amount" shall mean, with respect to Funded Debt
                ---------------
         of the Consolidated Parties and their Subsidiaries attributable to certain synthetic leases of the Borrower, an amount equal to the lesser of (a) $70,906,000 and (b) the actual amount of Funded Debt attributable to such synthetic leases.

               "Revolving Commitment Termination Date" shall mean July 20, 2006.
               ---------------------------------------

            4. Section 5.1(c) of the Existing Credit Agreement is hereby amended by inserting the following phrase immediately after the word "month" in the second line:

               "whenever the Leverage Ratio was greater than 3.50 to 1.0 as of the end of the most recently ended fiscal quarter,"

            5. Section 5.8(c) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "(c) Consolidated Tangible Net Worth. The Consolidated
                    -------------------------------
         Tangible Net Worth shall not at any time be less than $408,165,000, increased by the sum of (i) on a cumulative basis as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2005, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) as of the end of each fiscal quarter
                            ----
         of the Borrower, commencing with the fiscal quarter ending June 30, 2005, the amount (if such amount is greater than zero) by which the aggregate Net Cash Proceeds from all Equity Issuances occurring during the twelve consecutive months ending on the last day of such fiscal quarter exceed the aggregate amount funded by the Borrower during such twelve month period to repurchase its Capital Stock."

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            6. Section 6.11 of the Existing Credit Agreement is hereby amended by deleting the reference to "25%" therein and replacing it with a reference to "30%".

            7. The Schedules to the Existing Credit Agreement are hereby amended by deleting each of Schedule 2.1(a), Schedule 3.11, Schedule 6.1(b), Schedule 6.2, Schedule 6.5 and Schedule 9.2 in their entirety and replacing each with the corresponding Schedules attached hereto as Exhibits A through Exhibit F, respectively.

II. GUARANTORS

         From and after the First Amendment Effective Date, by execution of this Amendment, each Person identified as a "Guarantor" on the signature pages hereto hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Existing Credit Agreement and a "Guarantor" for all purposes of the Existing Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Existing Credit Agreement. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Existing Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Existing Credit Agreement. Without limiting the generality of the foregoing terms of this Article II, each Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Obligations in accordance with Article X of the Existing Credit Agreement.

III. JOINDER OF NEW LENDERS

         From and after the First Amendment Effective Date, each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and shall have the rights and obligations of a Lender thereunder.

         Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreement (as amended hereby); (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreement (as amended hereby) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Existing Credit Agreement (as amended hereby) are required to be performed by it as a Lender; and (v) which is not a United States person shall have attached all forms required under Section 2.18(b) of the Existing Credit Agreement.

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IV. MISCELLANEOUS

         1.    Representations and Warranties. Each of the Credit Parties
               ------------------------------
represents and warrants to the Lenders and the Administrative Agent as follows:

          (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (ii) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

          (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or Person is required in connection with the execution, delivery or performance by such Credit Party of this Amendment (except for those which have been obtained on or prior to the First Amendment Effective Date and the filing of a Form 8-K with the SEC).

          (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents in any manner, except as specifically set forth herein.

          (v) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

          (vi) The representations and warranties of the Credit Parties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

          (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.

         2.    Effect of Amendment. Except as expressly modified and amended
               -------------------
in this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit

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Agreement are hereby amended so that any reference to the Existing Credit
Agreement shall mean a reference to the Existing Credit Agreement as amended hereby.

         3.    Conditions Precedent. This Amendment shall become effective as
               --------------------
of July 21, 2005 on the day (the "First Amendment Effective Date") on which
                                  ------------------------------
each of the following conditions precedent has been satisfied:

          (a)  Execution of Agreement. The Administrative Agent shall have
               ----------------------
     received (i) counterparts of this Amendment, executed by a duly authorized officer of each party hereto and (ii) for the account of each Lender, Revolving Notes and for the account of the Swingline Lender, a Swingline Note.

          (b)  Authority Documents. The Administrative Agent shall have
               -------------------
     received the following:

               (i) Articles of Incorporation. Copies of the articles of
                   -------------------------
     incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

               (ii) Resolutions. Copies of resolutions of the board of directors
                    -----------
     or the executive committee of each Credit Party approving and adopting the Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by an officer of such Credit
     Party as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.

               (iii) Bylaws. A copy of the bylaws of each Credit Party certified
                     ------
     by an officer of such Credit Party as of the First Amendment Effective
     Date to be true and correct and in force and effect as of such date.

               (iv) Good Standing. Copies of (A) certificates of good standing,
                    -------------
     existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of such Credit
     Party and its Subsidiaries and (B) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

               (v) Incumbency. An incumbency certificate of each Credit Party
                   ----------
     certified by a secretary or assistant secretary to be true and correct as of the First Amendment Effective Date.

          (c)  Legal Opinions of Counsel. The Administrative Agent
               -------------------------
     shall have received an opinion of Bryan Cave LLP and the General Counsel of the Borrower, in each case on behalf of the Credit Parties, dated the First Amendment Effective Date and

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     addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

          (d)  Fees and Expenses. The Administrative Agent shall have
               -----------------
     received all fees and expenses owed by the Borrower to the Lenders and the Administrative Agent.

          (e)  Officer's Certificate. The Administrative Agent shall have
               ---------------------
     received a certificate executed by a Responsible Officer of the Borrower as of the First Amendment Effective Date stating that immediately after giving effect to this Amendment, the other Credit Documents and all the transactions contemplated herein and therein to occur on such date, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects.

          (f)  Additional Conditions to Revolving Loans. If a Loan is made
               ----------------------------------------
     pursuant to Section 2.1 of the Existing Credit Agreement, all conditions set forth in such Section shall have been satisfied.

          (g)  Additional Conditions to Swingline Loan. If a Loan is made
               ---------------------------------------
     pursuant to Section 2.3 of the Existing Credit Agreement, all conditions set forth in such Section shall have been satisfied.

          (h)  Securitization Transactions. Except with respect to Swingline
               ---------------------------
     Loans, as of the date of Extension of Credit (i) there shall be no availability pursuant to any Securitization Transaction and (ii) no default, event of default or termination or liquidation event shall have occurred or be continuing under any Securitization Transaction.

          (i)  Additional Matters. All other documents and legal matters in
               ------------------
     connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

     4.  Construction. This Amendment is a Credit Document executed pursuant
         ------------
to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement as amended hereby.

     5.  Counterparts. This Amendment may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     6.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     7.  Binding Effect. This Amendment, the Existing Credit Agreement as
         --------------
amended hereby and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

     8.  Severability. If any provision of this Amendment is determined to be
         ------------
illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                        GRAYBAR ELECTRIC COMPANY, INC.
---------

                                 By:
                                    ----------------------------------
                                    Title

ADMINISTRATIVE AGENT:            WACHOVIA BANK, NATIONAL ASSOCIATION
---------------------             as Administrative Agent

                                 By:
                                    ----------------------------------
                                    Title

LENDERS:
--------

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